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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                               SEPTEMBER 14, 2001
                Date of Report (Date of earliest event reported)


                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
             (Exact name of registrant as specified in its charter)



           BERMUDA                        1-8993                 94-2708455
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         file number)         Identification No.)


               80 SOUTH MAIN STREET, HANOVER, NEW HAMPSHIRE 03755
                    (Address of principal executive offices)


                                 (603) 643-1567
              (Registrant's telephone number, including area code)

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ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

    (c)        Exhibits.  The following exhibits are filed herewith:

    EXHIBIT NO.     DESCRIPTION

    99 (a) Text of press release issued by White Mountains Insurance Group, Ltd., dated September 14, 2001.

ITEM 9.        REGULATION FD DISCLOSURE.

White Mountains' wholly owned subsidiary, OneBeacon Insurance Group ("OneBeacon"), announced that losses incurred as a result of the World Trade Center terrorist attacks on September 11, 2001 could reach $175.0 million.

OneBeacon's press release dated September 14, 2001 is furnished herewith as
Exhibit 99(a) and is incorporated by reference in its entirety.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   WHITE MOUNTAINS INSURANCE GROUP, LTD.



Dated: September 17, 2001          By: /s/ J. Brian Palmer
                                       ---------------------------------
                                       J. Brian Palmer
                                       Chief Accounting Officer